EXHIBIT 10.31

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LICENSE AGREEMENT

BETWEEN

SHIONOGI & CO., LTD.

AND

AMYLIN PHARMACEUTICALS, INC.

July 8, 2009

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LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is made and entered into effective as of July 8, 2009 (the “Effective Date”) by and between SHIONOGI & CO., LTD., a corporation organized under the laws of Japan with a principal place of business at 1-8, Dochomachi 3- chome, Chuo-ku, Osaka 541-0045, Japan (“Shionogi”), and AMYLIN PHARMACEUTICALS, INC., a Delaware corporation with a principal place of business at 9360 Towne Centre Drive, San Diego, California 92121 (“Amylin”). Amylin and Shionogi are sometimes referred to herein individually as a “Party”, and collectively as the “Parties.”

RECITALS

WHEREAS, Amylin owns or controls certain patent rights and know-how relating to proprietary proteins referred to generally as leptins; and

WHEREAS, Shionogi is a pharmaceutical company engaged in the research, development, manufacturing, and commercialization of pharmaceutical compounds and has capabilities in the development, manufacture and commercialization of pharmaceutical compounds; and

WHEREAS, Shionogi desires to obtain from Amylin, and Amylin is willing to grant to Shionogi, the exclusive license to develop, manufacture (subject to certain limitations) and commercialize certain leptin products in Japan, South Korea and Taiwan, on the terms and conditions set forth herein; and

WHEREAS, Shionogi desires to obtain from Amylin, and Amylin is willing to supply to Shionogi, its requirements of leptin for development and commercialization in the licensed territory (either as API drug substance or as final drug product), on the terms and conditions of a separate supply agreement to be entered into between the Parties as set forth herein;

NOW, THEREFORE, based on the premises and the mutual covenants and obligations set forth below, and intending to be bound hereby, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings as set forth below:

1.1 “Active Component” means any active pharmaceutical ingredient other than Leptin which performs an identifiable therapeutic or prophylactic function when combined with Leptin in a product.

1.2 “Affiliate” means, with respect to a Party, an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with

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such Party. For purposes of this definition, “control” means (with correlative meanings for the terms “controlled by” and “under common control with”) the possession, direct or indirect, of the power to cause the direction of the management and policies of the applicable entity, whether through ownership of fifty percent (50%) or more of the voting securities of such entity, by contract or otherwise. An entity will be an Affiliate for purposes of this Agreement only so long as it satisfies the definition set forth above in this Section.

1.3 “Amgen Agreement” means the License Agreement between Amylin and Amgen, Inc. dated February 7, 2006 a redacted copy of which is attached to this Agreement as Exhibit C.

1.4 “Amylin” shall have the meaning ascribed to such term in the opening paragraph of this Agreement.

1.5 “Amylin Indemnitees” shall have the meaning ascribed to such term in Section 8.2.

1.6 “Claim” means any claim, allegation, suit, complaint, action or legal proceeding.

1.7 “Combination Product” means any product sold by or on behalf of Shionogi, its Affiliates or Sublicensee(s) that contains Leptin in combination with one or more Active Components.

1.8 “Commercialize” or “Commercialization” means those activities relating to the promotion, marketing, distribution and sale of Licensed Products, including Phase IV Trials or equivalent clinical trials conducted following Regulatory Approval to market a pharmaceutical product.

1.9 “Commercially Reasonable Efforts” means the level of efforts and resources commonly used in the pharmaceutical industry to develop, obtain regulatory approvals for, protect intellectual property relating to, and commercialize a product consistent with the efforts a similarly situated pharmaceutical company would typically devote to a product at a similar stage in its product life and of similar market potential, profit potential and strategic value resulting from its own research efforts, based on information and conditions then-prevailing, including, without limitation, efficacy of the product, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval given the regulatory structure involved and the likelihood of adequate reimbursement. Commercially Reasonable Efforts shall be determined on a country-by-country (each country including its territories) basis for a particular Licensed Product, and it is anticipated that the level of effort will change over time reflecting changes in the status of the Licensed Product and the country (including its territories) involved.

1.10 “Confidential Information” of a Party means all confidential or proprietary information received or otherwise obtained by the other Party from such Party or its Affiliates pursuant to this Agreement, other than that portion of such information that:

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(a) is now, or hereafter becomes, generally available to the public through no fault of the receiving Party, or its Affiliates, or any entity that obtained such information or materials from the receiving Party;

(b) the receiving Party or its Affiliates already possesses, as evidenced by its written records, prior to receipt thereof from the disclosing Party;

(c) is obtained without restriction from a Third Party that had the legal right to disclose the same to the receiving Party or its Affiliates; or

(d) has been independently developed by the receiving Party or its Affiliates without the aid, application or use of any Confidential Information of the disclosing Party, as demonstrated by competent written proof.

1.11 “Control” means, with respect to any (a) material, document, item of information, method, data or other know-how or (b) intellectual property right, the possession (whether by ownership or license, other than by a license granted pursuant to this Agreement) by a Party or its Affiliates of the ability to grant to the other Party access to use, ownership, a license and/or a sublicense as provided for in this Agreement under such item or right without violating the terms of any agreement or other arrangement with any Third Party as of the time such Party would first be required hereunder to grant the other Party such access, ownership, license, or sublicense (as applicable).

1.12 “Default” means, with respect to a particular Party, that: (a) any representation or warranty of such Party set forth herein shall have been untrue in any material respect when made, (b) such Party, or such Party’s Affiliate or Sublicensee, shall have materially breached this Agreement or (c) such Party has failed to pay to the other Party any payment owed to the other Party on or before the last day when such payment is due.

1.13 “Dollar” means a United States dollar, and “$” shall be interpreted accordingly.

1.14 “Drug Product” means the finished dosage form that contains Drug Substance, generally, but not necessarily, in association with other active or inactive ingredients, and not necessarily labeled or packaged.

1.15 “Drug Substance” means Leptin in bulk active pharmaceutical ingredient form, ready for formulation into final drug product.

1.16 “FDA” means the United States Food and Drug Administration, or any successor thereto.

1.17 “Field of Use” means use in the treatment of lipodystrophy and/or congenital absence of Leptin in humans[*].

1.18 “Financial Event” shall have the meaning ascribed to it in Section 10.2(a).

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1.19 “FTE” means the equivalent of the work of one (1) professional employee full-time for one (1) year (consisting of at least a total of [*] or [*] per year (excluding vacations and holidays)).

1.20 “FTE Rate” means [*] per FTE for 2009, and may be adjusted on an annual basis in accordance with the U.S. Consumer Price Index.

1.21 “GAAP” means United States generally accepted accounting principles.

1.22 “IND” means an Investigational New Drug application, as defined in 21 C.F.R. 312 or any successor regulation.

1.23 “Indemnified Party” shall have the meaning ascribed to it in Section 8.3.

1.24 “Indemnifying Party” shall have the meaning ascribed to it in Section 8.3.

1.25 “Launch Date” means the date on which a Licensed Product is first sold by Shionogi, its Affiliate or Sublicensee to a Third Party in a country in the Territory, after Regulatory Approval for the Licensed Product has been granted in such country.

1.26 “Leptin” means r-metHuLeptin, the polypeptide having the amino acid sequence set forth in Exhibit A of this Agreement.

1.27 “License Fee” shall have the meaning ascribed to it in Section 5.1.

1.28 “Licensed Know-How” means any know-how, trade secret, experimental data, formula, experimental procedure, pre-clinical and clinical data and other confidential and/or proprietary information that (a) is Controlled by Amylin or its Affiliates, and (b) is directly related to the Field of Use and is necessary for the development, use, or sale of Licensed Product in the Field of Use in the Territory. For clarity, and without limitation, all Restricted Manufacturing Information is excluded from “Licensed Know-How”.

1.29 “Licensed Patent Rights” means the Leptin Patent Rights and/or Rockefeller Patent Rights, as applicable.

1.30 “Leptin Patent Rights” means patent rights limited to Leptin and to the extent Controlled by Amylin in the following:

(a) the patents and patent applications set forth in part 2 of Exhibit B;

(b) any and all patent applications that are continuations or divisionals of the patent applications described in (a) above;

(c) any and all issued and unexpired patents resulting from any of the applications described in (a) or (b) above; and

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(d) any and all issued and unexpired reissues, reexaminations, renewals, or extensions of any of the patents described in (a), (b) or (c) above.

1.31 “Licensed Product” means any preparation containing Leptin intended for use in the Field of Use. For clarity, the term “Licensed Product” excludes any product that antagonizes the Leptin Receptor.

1.32 “Licensed Technology” means the Licensed Patent Rights and Licensed Know-How.

1.33 “Losses” means costs and expenses (including, without limitation, reasonable legal expenses and attorneys’ fees), judgments, liabilities, fines, damages, assessments and/or other losses.

1.34 “Marketing Approval Application” means the appropriate application or registration submitted to the appropriate Regulatory Authority in a particular country in the Territory to seek Regulatory Approval in such country.

1.35 “Net Sales” means, with respect to the applicable time period, all revenues recognized in accordance with GAAP consistently applied, that are invoiced for or otherwise received from sales or other commercial disposition of Licensed Products sold, transferred or used by or for Shionogi, its Affiliates and its Sublicensees in arm’s-length transactions to Third Parties during such time period, less the total of the following charges or expenses to the extent actually incurred or allowed with respect to such sale or disposition: (a) trade, cash, prompt payment and/or quantity discounts off of the invoiced price; (b) returns, allowances and rebates, and chargebacks, other allowances or payments to government agencies; (c) retroactive price reductions applicable to sales of such Licensed Product; (d) reasonable management fees paid to group purchasing organizations and managed care entities; (e) freight, shipping, packing and insurance; and (f) nonrecoverable sales and other taxes based on sales prices (excluding income taxes) to the extent paid by Shionogi, its Affiliates or Sublicensees (and not reimbursed by a Third Party); provided that the amounts in subsections (e) and (f) in the aggregate do not exceed [*]% of total revenues recognized for such time period for the sale of Licensed Products.

All of the sales, and deductions taken above, shall be determined in accordance with GAAP.

Any disposal of Licensed Products for, or use of Licensed Products in, clinical or pre-clinical trials without charge, given as free samples, including sample cards/coupon, or distributed for indigent programs shall not be included in Net Sales.

Upon any sale or other disposal of any Licensed Product that should be included within Net Sales for any consideration other than an exclusively monetary consideration on bona fide arm’s-length terms, then for purposes of calculating the Net Sales under this Agreement, such Licensed Product shall be deemed to be sold exclusively for money at the average sales price during the applicable reporting period generally achieved for such Licensed Product in the country in which such sale or other disposal occurred when such Licensed Product is sold alone and not with other products.

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In the case of any Licensed Product that is a Combination Product, Net Sales for such Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where A is the invoice price of the Licensed Product (which does not contain any Active Component(s)), if sold separately, and B is the total invoice price of the Active Component(s) in the Combination Product, if sold separately. If, on a country-by-country basis, the Active Component(s) in the Combination Product is not sold separately in said country, Net Sales for the purpose of determining royalties of the Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/D, where A is the invoice price of the Licensed Product (which does not contain any Active Component(s)), if sold separately, and D is the invoice price of the Combination Product. If neither the Licensed Product (which does not contain any Active Component(s)) nor the Active Component(s) in the Combination Product is sold separately in a given country, the Parties shall determine Net Sales for such Combination Product by mutual agreement based on the relative contribution of the Licensed Product (which does not contain any Active Component(s)) and the Active Components in the Combination Product.

In the event a Licensed Product is sold with one or more other products or services for a single price (together, a “Multiple Product Offering”), Net Sales for such Multiple Product Offering shall be calculated by multiplying actual Net Sales of such Multiple Product Offering by the fraction A/(A+B) where A is the invoice price of the Licensed Product, if sold separately, and B is the total invoice price of the other products in the Multiple Product Offering, if sold separately. If, on a country-by-country basis, the other products in the Multiple Product Offering are not sold separately in said country, Net Sales for the purpose of determining royalties of the Multiple Product Offering shall be calculated by multiplying actual Net Sales of such Multiple Product Offering by the fraction A/D, where A is the invoice price of the Licensed Product, if sold separately, and D is the invoice price of the Multiple Product Offering. If neither the Licensed Product nor the other products are sold separately in a given country, the Parties shall determine Net Sales for such Multiple Product Offering by mutual agreement based on the relative contribution of the Licensed Product (excluding other products) and each other product in the Multiple Product Offering.

1.36 “Phase IV Trial” means a clinical trial of a pharmaceutical product initiated in a country in an approved indication after receipt of Regulatory Approval for such product in such indication in such country, to delineate additional information about such product’s risks, benefits and optimal use.

1.37 “Procedural Default” shall have the meaning ascribed to it in Section 10.2(e).

1.38 “Regulatory Approval” means any approvals (including supplements, amendments, pre- and post-approvals and price approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the distribution, use or sale of a Licensed Product in a country in the Territory.

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1.39 “Regulatory Authority” means any regulatory agency, department, bureau, commission, council or other governmental entity involved in granting approvals for the development, manufacturing, marketing, reimbursement and/or pricing of a Licensed Product in a country in the Territory.

1.40 “Regulatory Documents” means all regulatory documents and filings, correspondence with Regulatory Authorities, annual reports and amendments thereto related to Leptin or a Licensed Product.

1.41 “Restricted Manufacturing Information” means all information Controlled by Amylin or its Affiliates that relates directly to the manufacture of Leptin including but not limited to information contained in the CMC section of any applicable Regulatory Documents covering Leptin.

1.42 “Rockefeller License” means that certain License Agreement between The Rockefeller University and Amgen, Inc. dated April 14, 1995, as amended, a redacted copy of which is included in the Amgen Agreement.

1.43 “Rockefeller Patents” means the following patent rights to the extent Controlled by Amylin:

(a) the patents and patent applications identified in part 1 of Exhibit B;

(b) any and all patent applications that claim priority to any of the patents and patent applications identified in part 1 of Exhibit B hereto to the extent that the claims are directed to Leptin or its use in the Field of Use, (including divisional or continuation, in whole or in part, applications based on the patent applications described in (a) above);

(c) any and all foreign applications in the Territory corresponding to the patent applications described in (a) and (b) above;

(d) any and all issued and unexpired patents resulting from any of the applications described in (a), (b) or (c) above; and

(e) any and all issued and unexpired reissues, reexaminations, renewals, or extensions of any of the patents described in (a) or (d) above.

Rockefeller Patents shall include the patent rights of subparts (b), (c), (d) and (e) above solely to the extent such patent rights are licensed to Amylin by Amgen under the Amgen Agreement.

1.44 “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the Launch Date of the particular Licensed Product in a

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specific country until the later of: (i) expiration of the last-to-expire Valid Claim covering such Licensed Product in such country, or (ii) expiration of any market exclusivity period granted by a Regulatory Authority with respect to such Licensed Product in such country (e.g., designation as an orphan product), or (iii) ten (10) years from the Launch Date of such Licensed Product in such country.

1.45 “Royalty Term for Amgen” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the Launch Date of the particular Licensed Product in a specific country until the later of: (i) expiration of the last-to-expire Valid Claim covering such Licensed Product in such country, (ii) expiration of any market exclusivity period granted by a Regulatory Authority with respect to such Licensed Product in such country (e.g., designation as an orphan product), or (iii) ten (10) years from the Launch Date of such Licensed Product in such country.

1.46 “Royalty Term for Rockefeller” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the Launch Date of the particular Licensed Product in a specific country until the expiration of the last-to-expire Valid Claim covering such Licensed Product in such country.

1.47 “Shionogi” shall have the meaning ascribed to such term in the opening paragraph of this Agreement.

1.48 “Shionogi Product Data” means all data and other results generated in any clinical trials or other studies on a Licensed Product conducted by or on behalf of Shionogi or its Affiliate or Sublicensee.

1.49 “Shionogi Indemnitees” shall have the meaning ascribed to such term in Section 8.1.

1.50 “Shionogi Know-How” means any know-how, trade secret, experimental data, formula, experimental procedure, pre-clinical and clinical data and other confidential and/or proprietary information that (a) is Controlled by Shionogi or its Affiliates, and (b) is necessary or useful for the development, use, manufacture or sale of Licensed Product.

1.51 “Shionogi Patent” means any patent or patent application that (a) is Controlled by Shionogi or its Affiliates, and (b) claims or covers the development, use, manufacture or sale of a Licensed Product.

1.52 “Specifications” means the specifications for Drug Substance and/or Drug Product, as established by Amylin in consultation with Shionogi.

1.53 “Sublicensee” means a sublicensee, direct or indirect, of Shionogi under Shionogi’s rights pursuant to Sections 2.1, 2.2 and/or 2.3.

1.54 “Term” means the term of this Agreement as set forth in Section 10.1.

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1.55 “Territory” means Japan, South Korea and The Republic of China (Taiwan).

1.56 “Third Party” means any Person other than Amylin or Shionogi or an Affiliate of either of them.

1.57 “Trademark” means any trade name, service mark, logo or trademark (whether or not registered), together with all goodwill associated therewith, and any renewals, extensions or modifications thereto.

1.58 “Valid Claim” means an unexpired claim of an issued patent within the Licensed Patent Rights that has not been found to be unpatentable, invalid or unenforceable by a court or other authority in the country of the patent, from which decision no appeal is taken or can be taken.

ARTICLE 2

LICENSES AND RELATED RIGHTS

2.1 Patent Licenses.

(a) Subject to the terms and conditions of this Agreement and the Amgen Agreement, Amylin hereby grants to Shionogi an exclusive (even as to Amylin) license, with the right to grant sublicenses (subject to Shionogi’s compliance with Section 2.3 of this Agreement), under the Leptin Patent Rights solely to develop, use, sell, have sold, offer for sale and import Licensed Products in the Territory within the Field of Use.

(b) Subject to the terms and conditions of this Agreement, the Amgen Agreement and the Rockefeller License, Amylin hereby grants to Shionogi an exclusive (even as to Amylin) sublicense, with the right to grant further sublicenses (subject to Shionogi’s compliance with Section 2.3 of this Agreement and the terms of the Rockefeller License), under Amylin’s exclusive rights under the Rockefeller Patents solely to develop, use, sell, have sold, offer for sale and import Licensed Products in the Territory within the Field of Use.

2.2 Know-How License. Subject to the terms and conditions of this Agreement, including Sections 2.4, 2.5 and 3.1, and to the terms of both the Amgen Agreement and the Rockefeller License (as applicable), Amylin hereby grants to Shionogi an exclusive (even as to Amylin) license, with the right to grant sublicenses (subject to Shionogi’s compliance with Section 2.3 of this Agreement), under the Licensed Know-How solely to develop, use, sell, have sold, offer for sale and import Licensed Products in the Territory within the Field of Use.

2.3 Sublicenses. Shionogi shall have the right to grant sublicenses to its Affiliates and Third Parties under the license rights granted in Sections 2.1 and 2.2, subject to the other terms of this Article 2. Only as expressly permitted under this Article 2, Shionogi may grant sublicenses to Third Parties under the license rights granted in Section 2.1 and 2.2, which shall allow the grant of further sublicenses by such Third Parties; provided, however, that any such

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sublicense of rights to a Third Party shall be subject to the prior written consent of Amylin, which shall not be unreasonably withheld or delayed. Notwithstanding the sublicensing of all or part of Shionogi’s rights and obligations hereunder, Shionogi shall remain responsible for the full and complete performance of all of Shionogi’s obligations and duties under this Agreement. Shionogi shall promptly notify Amylin of the granting of any sublicense hereunder and provide to Amylin a copy of the fully-executed agreement under which Shionogi granted such sublicense. Any such sublicense shall require the Sublicensee to comply with the obligations of Shionogi as contained herein. Any such sublicense shall provide for the termination of the sublicense upon termination of this Agreement. Shionogi shall include in each and every sublicense agreement express language that all the terms of any such sublicense are subject to the terms, conditions and obligations of this Agreement.

2.4 Retained Rights. Notwithstanding the licenses granted to Shionogi pursuant to Sections 2.1 and 2.2, Amylin retains all rights under the Licensed Technology: (a) as needed to fulfill its obligations under this Agreement; (b) to conduct research, development, manufacturing and commercialization activities with respect to products containing Leptin, other than Licensed Products; and (c) to conduct research, development, manufacturing and commercialization activities with respect to all products containing Leptin, including Licensed Products, for any use other than the Field of Use in the Territory, and for any and all uses outside the Territory. Further, Amgen, Inc. retains rights under the Licensed Technology to the extent specified in the Amgen Agreement. Further, Rockefeller retains rights under the Licensed Technology to the extent specified in the Rockefeller License.

2.5 Limitations on License Rights. Expressly excluded from the license rights granted to Shionogi in Sections 2.1 and 2.2 are any rights (a) to use or practice the Restricted Manufacturing Information, or (b) to manufacture or have manufactured, any Drug Substance or Drug Product. Further, Shionogi hereby covenants and agrees that it shall not, and its Affiliates and Sublicensees shall not, (x) use or practice the Licensed Technology for any use or purpose other than as expressly permitted in the licenses granted in Sections 2.1 and 2.2, or (y) develop, use, promote, market, offer for sale or sell any Licensed Product for any use outside of the Field of Use, or (z) market, promote or sell any Licensed Product outside the Territory, which rights are expressly and exclusively reserved to Amylin. It is understood and agreed that Amylin retains exclusively all rights to the Restricted Manufacturing Information and has no obligation to disclose same to Shionogi. Shionogi also covenants that it and its Affiliates and Sublicensees shall at all times comply with the obligations of Amylin under the Amgen Agreement.

2.6 Buy-Back Option. In addition to the termination rights set forth in Section 10.2, Amylin may terminate this Agreement at any time with or without cause in accordance with the provisions of this Section 2.6 (such termination right hereinafter referred to as the “Buy-Back Option”). In the event Amylin exercises its Buy-Back Option pursuant to this Section 2.6, Amylin and Shionogi shall negotiate in good faith the terms of the Buy-Back Option, which shall include the obligation by Amylin to make a one-time payment to Shionogi (such payment hereinafter referred to as the “Buy-Back Option Fee”). In the event Amylin exercises its Buy-

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Back Option before the Launch Date, the Buy-Back Option Fee shall be an amount (a) at least equal to the amount of expenses (including out-of-pocket expenses, all internal Shionogi expenses (such as FTEs of Shionogi employees) and any fees paid to Amylin, Amgen and Rockefeller) incurred by Shionogi in developing the Licensed Product (such fees hereinafter referred to as “Shionogi’s Sunk Costs”) and (b) no more than [*] the amount of Shionogi’s Sunk Costs. In the event Amylin exercises its Buy-Back Option on or after the Launch Date, the Buy-Back Option Fee shall be a total of (a) an amount no more than [* the amount of Shionogi’s Sunk Costs, and (b) an amount no more than [*] monthly Net Sales of Licensed Products in the month in which the Buy-Back Option is exercised. In the event Amylin and Shionogi cannot reach an agreement on the amount of the Buy-Back Option Fee within [*] of the date Amylin notifies Shionogi of its intent to exercise the Buy-Back Option, then Amylin will choose an independent valuation entity to determine the amount of the Buy-Back Option Fee. Shionogi shall have [*] from the date Amylin notifies Shionogi the identity of the independent valuation entity to accept or reject such entity. In the event Shionogi accepts the entity or does not respond within [*], such independent valuation entity shall establish the amount of the Buy-Back Option Fee in accordance with the parameters set forth in this Section 2.6.

2.7 Rockefeller License Agreement. Shionogi agrees to comply directly with the obligations set forth in the Rockefeller License, including timely paying directly to The Rockefeller University or its successors or assigns all royalties payable to The Rockefeller University under the terms of the Rockefeller License that arise as a result of the activities of Shionogi or its Affiliates or Sublicensees under this Agreement. Amylin agrees to comply directly with obligations of Amylin under the Rockefeller License, if any, other than the obligations which Shionogi agrees to comply with directly pursuant to the preceding sentence. Each of Amylin and Shionogi will promptly notify the other of any notice of default or breach that it receives from The Rockefeller University (or its successors or assigns) regarding the Rockefeller License. In the event The Rockefeller University notifies Amylin or Shionogi of a default or breach under the Rockefeller License related to any failure by Shionogi, its Affiliates and/or Sublicensees to perform any obligation or covenant under the Rockefeller License, Amylin shall have the right, but not the obligation, to take such actions and/or make such payments as reasonably necessary or appropriate to cure such default or breach, and Shionogi shall promptly reimburse Amylin therefor. Solely to the extent necessary to avoid termination of Shionogi’s sublicense under Sections 2.1 and 2.2 of this Agreement due to a termination of the Rockefeller License, Shionogi shall have the right, but not the obligation, to take such actions and/or make such payments as reasonably necessary or appropriate to cure any default or breach of Amylin’s obligations under the Rockefeller License that Amylin has not cured. Neither Party shall terminate, amend or modify or waive any rights under the Rockefeller License without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Failure of Shionogi to perform its obligations under this Section 2.7 shall constitute a Default under this Agreement. Amylin shall have no liability to Shionogi for any termination or modification of the Rockefeller License arising out of or resulting from the failure of Shionogi, its Affiliates and/or Sublicensees to abide by, comply with or perform under the terms, conditions or obligations of the Rockefeller License. Notwithstanding anything to the contrary in this Agreement, Shionogi agrees that the licenses and rights granted under this Agreement

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with respect to the Rockefeller Patents, Rockefeller know-how and Rockefeller License are subject to all terms, conditions and obligations under the Rockefeller License. Amylin agrees to take all lawful steps reasonably necessary or requested by Shionogi to permit Shionogi to exercise and enforce Amylin’s rights under the Rockefeller License to the extent of Shionogi’s rights under this Agreement.

2.8 Amgen License Agreement. Shionogi agrees to comply directly with the obligations set forth in the Amgen Agreement, including timely paying directly to Amgen or its successors or assigns all royalties payable to Amgen under the terms of the Amgen Agreement, that arise as a result of the activities of Shionogi or its Affiliates or Sublicensees under this Agreement. Amylin agrees to comply directly with obligations of Amylin under the Amgen Agreement, if any, other than the obligations which Shionogi agrees to comply with directly pursuant to the preceding sentence. Each of Amylin and Shionogi will promptly notify the other of any notice of default or breach that it receives from Amgen (or its successors or assigns) regarding the Amgen Agreement. In the event Amgen notifies Amylin or Shionogi of a default or breach under the Amgen Agreement related to any failure by Shionogi, its Affiliates and/or Sublicensees to perform any obligation or covenant under the Amgen Agreement, Amylin shall have the right, but not the obligation, to take such actions and/or make such payments as reasonably necessary or appropriate to cure such default or breach, and Shionogi shall promptly reimburse Amylin therefor. Solely to the extent necessary to avoid termination of Shionogi’s sublicense under Sections 2.1 and 2.2 of this Agreement due to a termination of the Amgen Agreement, Shionogi shall have the right, but not the obligation, to take such actions and/or make such payments as reasonably necessary or appropriate to cure any default or breach of Amylin’s obligations under the Amgen Agreement that Amylin has not cured. Neither Party shall terminate, amend or modify or waive any rights under the Amgen Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Failure of Shionogi to perform its obligations under this Section 2.8 shall constitute a Default under this Agreement. Amylin shall have no liability to Shionogi for any termination or modification of the Amgen Agreement arising out of or resulting from the failure of Shionogi, its Affiliates and/or Sublicensees to abide by, comply with or perform under the terms, conditions or obligations of the Amgen Agreement. Notwithstanding anything to the contrary in this Agreement, Shionogi agrees that the licenses and rights granted under this Agreement are subject to all terms, conditions and obligations under the Amgen Agreement. Amylin agrees to take all lawful steps reasonably necessary or requested by Shionogi to permit Shionogi to exercise and enforce Amylin’s rights under the Amgen Agreement to the extent of Shionogi’s rights under this Agreement.

2.9 Shionogi License. Subject to the terms and conditions of this Agreement, Shionogi hereby grants to Amylin a non-exclusive license (or sublicense, as applicable), with full rights to grant sublicenses, under the Shionogi Product Data, the Shionogi Know-How, and the Shionogi Patents solely to research, develop, seek regulatory approval of, promote, market, use, offer for sale and sell products containing Leptin outside the Territory.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

ARTICLE 3

TRANSFER OF ASSETS; MANUFACTURE AND SUPPLY OF DRUG SUBSTANCE

AND DRUG PRODUCT; REGULATORY MATTERS

3.1 Transfer of Assets.

(a) Licensed Know-How. As soon as is reasonably practicable after the Effective Date, Amylin will provide to Shionogi copies of the Licensed Know-How, and any applicable Regulatory Documents for the Territory, relating to the Field of Use, and to the extent then in its possession. The clinical data portion of the Licensed Know-How will be provided to Shionogi in computer-readable, SAS transport format, where practicable and available, and otherwise in printed format. All other portions of the Licensed Know-How will be provided to Shionogi in written form, electronically if reasonably practicable and otherwise in hard copy documents. Data from all clinical trials applicable to the Field of Use conducted by or on behalf of Amylin will also be provided in signed clinical study reports. Data relating to the Field of Use from the ongoing clinical trials will also be provided in written reports, summaries or manuscripts where available. If, during the Term, information is identified that is Controlled by Amylin or its Affiliates, is reasonably necessary for the development, manufacture or commercialization of Licensed Products in the Territory in the Field of Use as contemplated in this Agreement, and should be included in the Licensed Know-How provided under this Section 3.1 but was not previously provided to Shionogi pursuant to this Section 3.1, then Amylin will promptly provide such Licensed Know-How to Shionogi.

(b) Reserved Rights. Amylin shall have a right to review, a right of access, a right of reference and a right to use and incorporate all Licensed Know-How (including all data and information in Regulatory Documents assigned to Shionogi) to satisfy its obligations and to exercise all its retained rights under this Agreement.

3.2 Manufacture and Supply of Drug Substance and Drug Product. The Parties agree that for so long as Amylin is developing or commercializing Leptin, Amylin shall manufacture, or have manufactured, and supply to Shionogi its requirements of Drug Product in accordance with the terms and conditions of separate supply agreements to be entered into by the Parties. Should the Drug Product not conform to the specification required by Ministry of Health, Labor and Welfare (as determined by Shionogi at Shionogi’s expense), Amylin shall put forth Commercially Reasonable Efforts to facilitate resolution of such issue between Shionogi and the Third Party manufacturer provided, however, Shionogi shall be responsible for any and all internal or external expenses associated with such efforts put forth by Amylin or the Third Party manufacturer, except such expenses as will be necessary to satisfy the requirements commonly requested by Regulatory Authorities outside the Territory.

Promptly after the Effective Date, the Parties shall negotiate in good faith and enter into a commercially reasonable clinical supply agreement regarding supply to Shionogi of its requirements for Drug Product for use in clinical trials. At the appropriate time prior to commercial launch of sales of Licensed Product containing Leptin in the Territory, the Parties

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shall negotiate in good faith a commercially reasonable commercial supply agreement and related agreement including quality agreement regarding supply to Shionogi of its requirements for Drug Product for use in commercializing such Licensed Products. Shionogi and its Affiliates and Sublicensees shall not manufacture or contract with any Third Party to manufacture any Drug Substance or Drug Product. As provided in more detail in the applicable supply agreements, Shionogi shall pay Amylin a transfer price for all amounts of Drug Product delivered to Shionogi by Amylin or Amylin’s designee. Such Transfer Price shall be an amount as agreed by Amylin and Shionogi in good faith, from time to time, but shall not be an amount in excess of [*] of Amylin’s actual fully-burdened manufacturing costs for the Drug Product delivered. In the event Amylin is no longer developing or commercializing Leptin (i) Amylin shall arrange for Shionogi to negotiate directly with Amgen regarding the terms under which Shionogi may contract with an appropriate Amgen approved contract manufacturing organization for Shionogi to obtain its requirements of such Leptin product for use in the Field of Use in the Territory, under the other terms of this Agreement, and (ii) Shionogi agrees to use Commercially Reasonable Efforts to expeditiously enter into an agreement with such contract manufacturing organization to provide Shionogi its Drug Substance and Drug Product Requirements. Amylin shall put forth Commercially Reasonable Efforts to assign its existing contracts to Shionogi and/or require Amylin’s existing Third Party manufacturers both for Drug Substance and Drug Product to continue supplying Shionogi with its requirement until Shionogi becomes able to procure such Drug Product from such contract manufacturing organization.

3.3 Communications with Regulatory Authorities. From and after the Effective Date, except as set forth in this Agreement (including Section 3.1(a) for the transfer of the Regulatory Documents), Shionogi shall be responsible for all contacts with Regulatory Authorities with respect to Licensed Products in the Territory within the Field of Use. At Shionogi’s request, and subject to Amylin personnel being available, Amylin may participate in such regulatory discussions, such participation to be paid for by Shionogi at the FTE Rate. In addition, Shionogi shall pay all of Amylin’s reasonable external expenses, including travel, per diem and lodging, with respect to such participation. All such travel expenses will be charged in accordance with Amylin’s then-current travel policy. Shionogi shall share with Amylin all regulatory and related development information, including but not limited to Regulatory Authority communications, protocol submissions, annual reports, and licensing applications in a reasonable timeframe.

3.4 Regulatory Filings. Shionogi shall control and be legally responsible for, and shall at its sole expense conduct the preparation and filing, in its own name, with the appropriate Regulatory Authorities of all documents (including all INDs) that are necessary to conduct clinical studies of the Licensed Products, and all applications for Regulatory Approval that are necessary to market and sell Licensed Products in the Field of Use in the Territory. If reasonably requested by Shionogi, Amylin shall provide reasonable consultation and cooperation to Shionogi, at Shionogi’s expense (at the FTE Rate) for such efforts including preparation and provision of documents (including CTD documents) specifically required for the Territory to support or to accelerate regulatory filings. Promptly after the submission of each such regulatory filing, Shionogi shall notify Amylin, in writing that such regulatory filing has been made, and shall provide Amylin with a copy of each such filing.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

In conjunction with such filings and at Shionogi’s reasonable request, Amylin shall furnish to Shionogi or, at Amylin’s sole option, directly to the appropriate Regulatory Authorities, such Information that is (i) already in the possession and Control of Amylin or its Affiliates and (ii) is necessary to the IND or to obtain such Regulatory Approval for the Licensed Product. Such Information shall include information on the manufacturing of the Leptin as it relates to its use in the applicable Licensed Product. If Amylin elects to provide such Information directly to the appropriate Regulatory Authorities rather than to Shionogi, Amylin shall notify Shionogi of its intent to do so, make a relevant filing, such as Drug Master File (DMF) in accordance with Shionogi’s reasonable directions, and will provide appropriate authorization letters to relevant Regulatory Authority to enable Shionogi to reference such regulatory filings.

Amylin shall request and use its Commercially Reasonable Efforts to cause, a contract manufacturing organization to accept on-site audits on premises or laboratories where Drug Substance or Drug Product is manufactured, tested, or stored as requested by Regulatory Authority or Shionogi as either an independent audit or in conjunction with an Amylin initiated audit, as Amylin is permitted to do so, provided that the appropriate notice is given. Amylin may designate Amylin attendee(s) to participate in any audit conducted by Shionogi. Shionogi shall be responsible for all costs incurred for such independent audit and for all costs incurred for its involvement in an Amylin initiated audit. Amylin shall not respond independently, unless required to do so by Regulatory Authority, to any regulatory correspondence or inquiry except with Shionogi’s approval which shall not be unreasonably withheld. In addition, Amylin shall: a) promptly notify Shionogi of any regulatory inspection or inquiry, including, but not limited to, inspections of Amylin’s premises or laboratories; b) forward to Shionogi copies of any correspondence from any Regulatory Authority relating to the Licensed Product; and, c) obtain the written consent of Shionogi, which shall not unreasonably be withheld, before referring to Shionogi in any regulatory correspondence. Where reasonably practicable, Shionogi shall be given the opportunity to have a representative and/or its designee participate during any Regulatory Authority inspection.

3.5 Event Reporting. Shionogi shall be responsible for reporting all Events (as defined below) associated with the development or commercialization of a Licensed Product in the Territory to the appropriate Regulatory Authorities in accordance with applicable laws, rules and regulations, and shall provide Amylin copies of all such reports promptly after filing with the Regulatory Authorities. Additionally, in the event either Party receives information regarding Events related to the use of Leptin and/or Licensed Product, such Party shall promptly provide the other Party with such information in accordance with a separate Safety Agreement to be entered into by the Parties promptly. For purposes of this Section 3.5, “Event” shall mean any adverse event, adverse drug reaction or medical device report, including, without limitation, malfunctions, product failure, improper or inadequate design, manufacturer labeling or user error reported during the use of the Licensed Product or Leptin by or on behalf of Shionogi, its Affiliates, Sublicensees and customers (including, without limitation, end users purchasing any

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Licensed Product or using any Licensed Product purchased from any of the foregoing). Shionogi shall notify Amylin immediately of any information received regarding any threatened or pending action by any public authority that may affect or related to the safety, efficacy, or other labeling claims of any Leptin product.

3.6 Rights of Reference. Shionogi shall provide Amylin in writing letters of reference, granting Amylin (and its Affiliates and Sublicensees) the right of reference for all purposes relating to development or commercialization of products containing Leptin outside the Territory, with respect to all filings with Regulatory Authorities made by or on behalf of Shionogi or its Affiliate or Sublicensee in the Territory relating to Leptin or Licensed Product, and all Regulatory Approvals to the extent that such filings, registrations and approvals relate to Leptin or Licensed Product and are needed for Amylin or its Affiliates or Sublicensees to develop, obtain Regulatory Approval of and commercialize Licensed Product outside the Territory. Such letters of reference shall expressly permit Amylin to transfer such rights to its Affiliate and Sublicensee and allow such entity the right of reference to all such filings and Regulatory Approvals for use in connection with development and commercialization of Licensed Products anywhere outside the Territory. If the FDA, or equivalent Regulatory Authority outside the Territory, requires access to certain portions of any such filings, registrations and approvals related to Leptin and/or Licensed Product for legal or regulatory purposes in connection with Amylin’s or its Affiliates’ or sublicensees’ development and/or commercialization efforts, including without limitation for making patent-related submissions, then Shionogi shall, at Amylin’s cost, cooperate with such Regulatory Authority and make such portions available to the Regulatory Authority and, if legally required for Amylin to submit or pursue an application for Regulatory Approval, to Amylin (or its Affiliate or Sublicensee) solely for such purpose.

3.7 Recall Matters. Shionogi shall observe and conform at all times with all legal requirements in order to maintain an effective system for the recall from the market of any Licensed Product used or sold in the Territory. Shionogi will be responsible for conducting, in accordance with all applicable laws and regulations, all withdrawals or recalls of Licensed Products used or sold in the Territory (except as may be otherwise provided in a supply agreement between the Parties), and will provide Amylin with reasonable notice under the circumstances of such intended withdrawal or recall in an appropriate time, to the extent practicable, for Amylin and Shionogi to discuss such intended action.

ARTICLE 4

DILIGENCE

4.1 Diligence. Shionogi shall use good faith Commercially Reasonable Efforts to develop, obtain Regulatory Approvals for and, following Regulatory Approval, Commercialize, and protect intellectual property (to the extent Shionogi has control over protection of such intellectual property) with respect to, Licensed Products in the Territory within the Field of Use during the Term. If Shionogi, its Affiliates and Sublicensees fail to satisfy the obligations under this Section 4.1 of this Agreement, such failure shall be deemed a Default.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.2 Reports. Within thirty (30) days after the end of March and September of each calendar year, Shionogi shall provide to Amylin a written semi-annual report concerning its efforts regarding development and Commercialization of the Licensed Products in the Territory as carried out during the prior six (6) months and as planned for the next six (6) months, which semi-annual report shall include a summary of Shionogi pre-clinical and development activities, the status of Shionogi clinical trials and the then current schedule for clinical trials and for filing regulatory applications in each country, and the status of other approvals necessary to manufacture and market Licensed Products, including pricing and reimbursement approvals. Shionogi shall also provide prompt written notice to Amylin of (i) any Regulatory Approval received for any Licensed Product in any country and (ii) the Launch Date for each Licensed Product in each country. The information contained in such reports and notices shall be deemed to be Shionogi’s Confidential Information.

ARTICLE 5

CONSIDERATION; PAYMENTS; REPORTS

5.1 License Fee. Shionogi shall pay to Amylin, within thirty (30) days after the Effective Date, a license fee of [*], in cash by wire transfer of immediately available funds into an account designated in writing by Amylin. Such license fee is and shall be nonrefundable and noncreditable against any milestones or other fees or payments due Amylin under this Agreement.

5.2 Milestone Payments.

(a) Shionogi shall pay to Amylin, milestone payments in the amounts set forth below within thirty (30) days of the achievement of the applicable development events with respect to Licensed Product being developed.

Milestone Payments
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

(b) In addition, Shionogi shall pay the following one-time milestone payments within thirty (30) days of the end of such calendar quarter in which the achievement of the indicated sales milestones is made: (i) [*] upon achieving annual Net Sales of Licensed Products in the Territory in an amount equivalent to [*]; (ii) [*] upon achieving annual Net Sales of Licensed Products in the Territory in an amount equivalent to [*]; provided, however, that this Section 5.2(b) shall be applied only during the Royalty Term.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

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(c) Shionogi shall use good faith Commercially Reasonable Efforts to achieve, or facilitate and cause the achievement of, the milestone events set forth in Section 5.2(a) and (b) above. All such milestone payments shall be nonrefundable and noncreditable against any other fees or payments due Amylin under this Agreement. Shionogi shall promptly notify Amylin in writing of the achievement of any particular milestone as soon as practicable after first becoming aware of the achievement of the milestone event.

5.3 Royalties. Shionogi shall pay tiered royalties to Amylin on Net Sales of Licensed Products in the Territory, at the following royalty rates, which depend on the amount of Net Sales in the applicable calendar year:

Annual Net Sales ($MM)	Royalty Rate
[*]	[*]
[*]	[*]
[*]	[*]

For example, if the annual Net Sales of Licensed Products are [*], the royalties payable on such Net Sales shall be as follows: [*]

The foregoing royalties shall be paid, with respect to sales of a Licensed Product in each particular country in the Territory, until the expiration of the Royalty Term applicable to such Licensed Product in such country.

5.4 Payment of Amylin Royalty Obligations. Shionogi shall pay to directly to Amylin’s licensors (Rockefeller University and Amgen Inc.) the amounts of tiered royalty payments (the “Licensor Royalty Payments”) that Amylin owes to such licensors, pursuant to the Amgen Agreement and the Rockefeller License, based upon the sales of Licensed Products in the Territory. The tables (a) and (b) set forth below are for illustrative purposes and do not supersede the Licensor Royalty Payments set forth in the Amgen Agreement and Rockefeller License. Such payments to such licensors of the amounts of the Licensor Royalty Payments shall be made within thirty (30) days of receipt of invoice from Amylin. Shionogi shall provide to Amylin written evidence of payment of all such Licensor Royalty Payment amounts on a timely basis promptly after payment is made.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

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(a) Royalty Rate of Rockefeller:

Annual Net Sales ($MM)	Royalty Rate
[*]	[*]
[*]	[*]
[*]	[*]

For example, if the annual Net Sales of Licensed Products are [*], the royalties payable on such Net Sales shall be as follows[*]

The foregoing royalties shall be paid, with respect to sales of a Licensed Product in each particular country in the Territory, until the expiration of the Royalty Term for Rockefeller applicable to such Licensed Product in such country.

(b) Royalty Rate of Amgen:

Annual Net Sales ($MM)	Royalty Rate
[*]	[*]
[*]	[*]
[*]	[*]

The foregoing royalties shall be paid, with respect to sales of a Licensed Product in each particular country in the Territory, until the expiration of the Royalty Term for Amgen applicable to such Licensed Product in such country.

5.5 Payments; Reports. Payment of all sums due to Amylin hereunder shall be made to Amylin by wire transfer, or electronic funds transfer (EFT), in accordance with payment transfer instructions to be provided by Amylin. Beginning with the calendar quarter in which the Launch Date of the first Licensed Product occurs until the expiration of Shionogi’s obligation to pay royalties, royalty payments and reports of the sale of Licensed Products for each calendar quarter will be calculated and delivered to Amylin under this Agreement within thirty (30) days of the end of each such calendar quarter, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of Net Sales of Licensed Products in sufficient detail to permit confirmation of the accuracy of the royalty payment made, including and on a country-by-country basis, the number of Licensed Products sold, the gross sales and Net Sales of Licensed Products and deductions taken from gross sales by category as set forth in the definition of Net Sales to arrive at the Net Sales calculation, the royalties payable (in Dollars),

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the method used to calculate the royalty and the exchange rates used. The total royalty due for the sale of Licensed Products during such calendar quarter shall be paid at the time such report is made. Shionogi will keep complete and accurate records pertaining to the sale or other disposition of Licensed Products in sufficient detail to permit Amylin to confirm the accuracy of all payments due hereunder. For any FTE costs and other expenses incurred by Amylin that are reimbursable under this Agreement, Amylin shall invoice Shionogi no more frequently than quarterly for such FTE costs and reimbursable expenses incurred under the terms of this Agreement, and Shionogi shall pay such invoiced amounts within thirty (30) days of receipt of each such invoice.

5.6 Exchange Rate. With respect to Net Sales invoiced or expenses incurred in a currency other than Dollars, the Net Sales invoiced or expenses incurred shall be converted into the Dollar equivalent using a rate of exchange which corresponds to the rate used by the invoicing or incurring Party, for the respective reporting period, related to recording such Net Sales or expenses in its books and records that are maintained in accordance with GAAP. All payments shall be made in Dollars. If at any time legal restrictions in any country in the Territory prevent the prompt remittance of any payments with respect to sales in that country, Shionogi shall have the right and option upon written notice to Amylin to make such payments by depositing the amount thereof in local currency to Amylin’s account (or such other designated nominee by Amylin) in a bank or depository in such country.

5.7 Late Payments. Any undisputed amounts not paid by Shionogi when due under this Agreement or disputed amounts that become subsequently due upon resolution of such dispute which are not paid by Shionogi within fifteen (15) days of such resolution, shall be subject to interest from and including the date payment is due through and including the date upon which Shionogi has made a wire transfer of immediately available funds into an account designated by Amylin, at an interest rate equal to LIBOR (London InterBank Offer Rate) plus [*].

5.8 Taxes. In the event that laws, rules or regulations require Shionogi to withhold Taxes with respect to any payment to be made by Shionogi pursuant to this Agreement, Shionogi will notify Amylin of such withholding requirement prior to making the payment to Amylin and provide such assistance to Amylin, including the provision of such documentation as may be required by a tax authority, as may be reasonably necessary in Amylin’s efforts to claim an exemption from or reduction of such taxes. Shionogi will, in accordance with such laws, rules or regulations, withhold taxes from the amount due, and remit such taxes to the appropriate tax authority. Shionogi shall provide to Amylin original copies of all official receipts evidencing such tax obligation together with written evidence of payment within thirty (30) days following such payment. If taxes are paid to a tax authority, Shionogi shall provide reasonable assistance to Amylin to obtain a refund of taxes withheld, or obtain a credit with respect to taxes paid.

5.9 Audit. Shionogi shall and Shionogi shall cause its Affiliates and Sublicensees to keep complete and accurate records of the underlying revenue and expense data relating to the calculations of Net Sales and payments as are necessary to ascertain Shionogi’s compliance with this Agreement, including such records that are necessary to verify royalty payments owed.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Amylin shall have the right, at its own expense and no more than once per year, to have an independent, certified public accountant, selected by Amylin and reasonably acceptable to Shionogi, review all such records upon reasonable notice (which shall be no less than thirty (30) days prior written notice) and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments required and made under this Agreement within the prior thirty-six (36) month period. No calendar year may be audited more than one time. Notwithstanding the foregoing, in the event that Shionogi restates its earnings, and such restatement would impact the royalty due to Amylin for any period(s) previously audited, or Shionogi revises a report or makes a further payment for a period for which a report or payment was previously provided or due to Amylin under Section 5.5, which report or payment reflects a material change in the amount of royalties due for the prior period and Amylin has previously audited such period, then Amylin shall have the right to re-audit the affected time period(s) solely with respect to verifying the effect, if any, such restatement or revision has on royalties due with respect to such period(s). Shionogi shall receive a copy of each audit report promptly from Amylin. Should the inspection lead to the discovery of a discrepancy to Amylin’s detriment, Shionogi shall pay the amount of the discrepancy within thirty (30) days after being notified thereof Amylin shall pay the full cost of the inspection unless the discrepancy is greater than five percent (5%), in which case Shionogi shall pay to Amylin the actual cost charged by such accountant for such inspection.

5.10 Licensor Royalty Obligations. Should Amylin commercialize Leptin for any use other than the Field of Use in the Territory, or for any and all uses outside the Territory, Amylin shall use Commercially Reasonable Efforts to negotiate and agree on reduced royalty rates with Amgen Inc. and Rockefeller University (as owed by Amylin to such licensors based on sales of Licensed Products). In such event Amylin shall provide Shionogi prompt notice of such reduced Licensor Royalty Payments and such agreed reduced royalty rates with Amgen Inc. and Rockefeller University shall be applied to this Agreement.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 Prosecution and Maintenance.

(a) Amylin (or its licensor, as applicable) will have the sole responsibility, using its reasonable efforts, at its discretion and at its own expense, for the filing, prosecution, defense and maintenance of the Licensed Patent Rights before all patent authorities in the Territory, including conducting or defending any interferences, oppositions or similar proceedings and in obtaining and maintaining any patent extensions, supplementary protection certificates and the like with respect to the Licensed Patent Rights (the “Patent Prosecution”). Amylin will consult with Shionogi reasonably regarding such Patent Prosecution efforts and shall consider and take into account any reasonable Shionogi comments with regards to such efforts but is not obligated to do so. To that end, Amylin will keep Shionogi informed of the progress with regard to all activities relating to Patent Prosecution, to the extent such progress reasonably relates to the claims in the Licensed Patent Rights that relate to the Field of Use and are licensed to Shionogi

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under this Agreement, and provided that Amylin is permitted to do so under the relevant agreements. Amylin shall provide to Shionogi copies of all material patent documents relating to the Patent Prosecution efforts relating directly to the Field of Use, a reasonable time in advance of any proposed filing or required response, and Shionogi will have the right to comment on any such filing or response.

(b) Notwithstanding the foregoing, Shionogi shall have the right to be consulted on and receive disclosures with regards to the patents and patent applications that are licensed under the Rockefeller License or the Amgen Agreement only to the extent Amylin has such rights and can grant such rights to Shionogi in accordance with the terms of the Rockefeller License or the Amgen Agreement (as applicable).

(c) Each Party shall designate a lead patent counsel, either in-house or at a mutually agreeable outside law firm, or, additionally, in the case of Amylin, a lead patent agent to be the patent contact person for all ongoing patent matters hereunder between Amylin or Shionogi. A Party may change such patent contact person from time to time by written notice delivered to the other Party.

6.2 Infringement by Third Parties.

(a) Except as otherwise provided below, Amylin shall have the first right, but not the obligation, at its own expense, to enforce the Leptin Patent Rights against Third Party infringers in the Territory within the Field of Use (a “Field Infringement”). In the event Amylin shall so elect to enforce the Leptin Patent Rights against a Field Infringement, Amylin shall control any such action; provided that Shionogi shall, at its own expense, be entitled to participate in, and to have counsel selected by Shionogi participate in, such action (provided that Amylin will nonetheless control such action at all times). Recoveries in any actions against a Field Infringement under this Section 6.2(a) shall be used first to reimburse the Parties’ costs and expenses (including attorneys’ fees) for such action (on an equal basis) and any remainder shall belong to Amylin.

(b) If Amylin does not initiate an action against a Field Infringement, or otherwise cause such Field Infringement to cease, within ninety (90) days of becoming aware of the Field Infringement, and such Field Infringement is having a material negative impact on Shionogi, then Shionogi shall have the right (but subject to the other limitations set forth below), but not the obligation, at its own expense, to enforce the applicable Leptin Patent Rights against the Field Infringement, but provided that Amylin does not have a reasonable business justification for not initiating such action. In the event Shionogi shall so elect to enforce the Leptin Patent Rights against the Field Infringement, Shionogi shall control any such action; provided that Amylin shall, at its own expense, be entitled to participate in, and to have counsel selected by Amylin participate in, such action (provided that Shionogi will nonetheless control such action at all times). Recoveries in any actions against a Field Infringement under this Section 6.2(b) shall be used first to reimburse the Parties’ costs and expenses (including attorneys’ fees) for such action (on an equal basis) and any remainder shall belong to Shionogi, provided that such remainder shall be deemed to be Net Sales accrued in the calendar quarter in which such recovery occurs, for which Shionogi shall pay Amylin royalties under Section 5.3.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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(c) Shionogi shall have the right to enforce and defend the patent rights covered by the Rockefeller License or the Amgen Agreement only to the extent that Amylin has such rights under the Rockefeller License and Amgen Agreement with respect thereto and can convey such rights to Shionogi.

(d) Each Party shall promptly notify the other Party upon becoming aware of any potential Third Party infringement of the Licensed Patent Rights.

(e) Neither Party shall enter into any settlement of any action under this Section 6.2 that materially negatively affects the other Party’s rights or interests under this Agreement without such other Party’s written consent, which consent shall not be unreasonably withheld or delayed.

6.3 Defense. Each Party shall promptly notify the other Party upon receiving written notice of any potential infringement, or any Third Party claim or action against Amylin or Shionogi or any of their Affiliates or Sublicensees for possible infringement, of a Third Party patent right resulting from the development or Commercialization of Licensed Product in the Territory. Subject to the indemnification and defense obligations of the Parties under Article 8, each Party shall be responsible for defending, and shall control the defense of, any such action brought against such Party. The Parties shall confer with each other and cooperate in the defense of any such action in which both Amylin and Shionogi are named parties. Neither Party shall enter into any settlement of any action under this Section 6.3 that materially negatively affects the other Party’s rights or interests under this Agreement without such other Party’s written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, nothing in this Section 6.3 shall obligate either Party to defend against any action referenced in this Section 6.3. In addition, in connection with any such defense by Shionogi, it shall confer and cooperate with The Rockefeller University with respect thereto, and comply with such other obligations, as required under the Rockefeller License.

6.4 Cooperation. Each Party agrees to reasonably cooperate with the other Party in the filing, prosecution, maintenance, defense and enforcement of Licensed Patent Rights, as set forth in this Article 6, including joining an action or proceeding if reasonably requested, signing any necessary legal papers, and providing the other Party with data or other information reasonably requested in support thereof. Each Party shall keep the other Party reasonably informed of the substantive developments with respect to any enforcement or defensive actions under this Article 6 regarding Licensed Patent Rights.

6.5 Marking. All Licensed Products shall be marked with the patent numbers of issued patents within Licensed Patent Rights that cover such Licensed Products, to the extent permitted by law in countries in which such markings have notice value against infringers of patents.

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ARTICLE 7

REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Representations and Warranties of Amylin. As of the Effective Date, Amylin hereby represents and warrants to Shionogi as follows:

(a) Corporate Existence and Power. Amylin is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted.

(b) Authority and Binding Agreement. Amylin has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. Amylin has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered by Amylin and constitutes a legal, valid and binding obligation of Amylin that is enforceable against it in accordance with its terms.

(c) No Conflict. The execution, delivery and performance of this Agreement by Amylin does not conflict with, and would not result in a breach of, any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d) Patent Rights. Amylin has the right to grant the licenses under the Licensed Patent Rights granted hereunder and has not assigned, transferred, conveyed or licensed its right, title and interest in the Licensed Patent Rights in a manner inconsistent with the terms of this Agreement. There is no pending litigation or, to Amylin’s knowledge, written threat of litigation that has been received by Amylin (and has not been resolved by taking a license or otherwise), which alleges that Amylin’s activities with respect to the Licensed Patent Rights or Leptin have infringed or misappropriated any of the intellectual property rights of any Third Party.

(e) Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7.1, ALL MATERIALS AND INFORMATION PROVIDED HEREUNDER ARE BEING PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7.1, AMYLIN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR NON-INFRINGEMENT. SPECIFICALLY, AMYLIN DOES NOT WARRANT THE VALIDITY OR ENFORCEABILITY OF THE LICENSED PATENT RIGHTS, AND MAKES NO REPRESENTATIONS WHATSOEVER WITH REGARD TO THE SCOPE OF THE LICENSED PATENT RIGHTS, OR THAT THE LICENSED PATENT RIGHTS OR LICENSED KNOW-HOW MAY BE EXPLOITED WITHOUT INFRINGING OTHER PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

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7.2 Representations and Warranties of Shionogi. As of the Effective Date, Shionogi hereby represents and warrants to Amylin as follows:

(a) Corporate Existence and Power. Shionogi is a corporation duly organized, validly existing and in good standing under the laws of Japan, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted.

(b) Authority and Binding Agreement. Shionogi has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. Shionogi has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered by Shionogi and constitutes a legal, valid and binding obligation of Shionogi that is enforceable against it in accordance with its terms.

(c) No Conflict. The execution, delivery and performance of this Agreement by Shionogi does not conflict with, and would not result in a breach of, any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d) Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7.2, SHIONOGI MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND.

7.3 Mutual Covenant. Each Party hereby covenants to the other Party that it will not enter into any agreement with any Third Party that is in conflict with this Agreement, and will not take any action that would in any way prevent it from performing its obligations under this Agreement, or that would otherwise materially conflict with or adversely affect the performance of its obligations under this Agreement.

7.4 Additional Covenants.

(a) No Misappropriation or Infringement. Shionogi covenants to Amylin that Shionogi shall not knowingly misappropriate or infringe any trade secret, patent or other intellectual property of another party in its activities to develop, manufacture or Commercialize Licensed Products.

(b) No Debarment. Shionogi covenants to Amylin that, in the course of the development and Commercialization of Licensed Products during the Term, Shionogi shall not knowingly use any employee or consultant who is or has been debarred by any Regulatory Authority or, to the best of Shionogi’s knowledge, is or has been the subject of debarment proceedings by any Regulatory Authority. Amylin covenants to Shionogi that, in the course of the manufacturing and regulatory activities under Sections 3.2 and 3.3, Amylin shall not knowingly use any employee or consultant who is or has been debarred by any Regulatory Authority or, to the best of Amylin’s knowledge, is or has been the subject of debarment proceedings by any Regulatory Authority.

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(c) Compliance with Applicable Law. Shionogi covenants to comply with all statutes and regulations (including statutes, regulations and guidance of Regulatory Authorities) applicable to its activities under this Agreement.

ARTICLE 8

INDEMNIFICATION

8.1 Indemnification by Amylin. Amylin hereby agrees to defend, hold harmless and indemnify Shionogi, its Affiliates and Sublicensees, and each of their respective officers, directors and employees (collectively, the “Shionogi Indemnitees”), from and against any and all Losses arising out of any Third Party Claim based upon or resulting from: (i) any of Amylin’s representations and warranties set forth in Section 7.1 of this Agreement being untrue in any material respect when made; (ii) Amylin’s failure to perform, in any material respect, any covenant or agreement of Amylin set forth in this Agreement; (iii) manufacture or supply of Drug Substances or Drug Products to Shionogi by or under control of Amylin, provided, however, if such manufacture or supply of Drug Substances or Drug Products is performed by a Third Party, such indemnification obligation in this romanet (iii) shall only be to the extent that Amylin receives indemnification from such Third Party; and (iv) Amylin’s gross negligence or willful misconduct; except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of Shionogi Indemnitees or from the breach of any representation or warranty or covenant or obligation under this Agreement by Shionogi, its Affiliate or Sublicensees.

8.2 Indemnification by Shionogi. Shionogi hereby agrees to defend, hold harmless and indemnify Amylin and its Affiliates, and each of their respective officers, directors and employees (collectively, the “Amylin Indemnitees”), from and against any and all Losses arising out of any Third Party Claim based upon or resulting from: (i) any of Shionogi’s representations and warranties set forth in Section 7.2 of this Agreement being untrue in any material respect when made; (ii) Shionogi’s or its Affiliate’s failure to perform, in any material respect, any covenant or agreement of Shionogi set forth in this Agreement; or (iii) the development, manufacture (labeling or packaging) or Commercialization of any Licensed Product by or for Shionogi, its Affiliates or Sublicensees; except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of Amylin Indemnitees or from the breach of any representation or warranty or covenant or obligation under this Agreement by Amylin.

8.3 Indemnification Procedures. Each Party (Amylin on behalf of Amylin Indemnitees, or Shionogi on behalf of Shionogi Indemnitees) will promptly notify the other Party when it becomes aware of a Claim for which indemnification may be sought hereunder. To be eligible to be indemnified for a Claim, a Person seeking indemnification (the “Indemnified Party”) shall (i) provide the Party required to indemnify such Person (the “Indemnifying Party”) with prompt written notice of the Claim giving rise to the indemnification obligation

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under this Article 8, provided that, the failure to provide such prompt notice shall not relieve the Indemnifying Party of any of its obligations under this Article 8 except to the extent the Indemnifying Party is actually prejudiced thereby; (ii) provide the Indemnifying Party with the exclusive ability to defend (with the reasonable cooperation of the Indemnified Party) against the Claim; and (iii) not settle, admit or materially prejudice the Claim, without the Indemnifying Party’s prior written consent. The Indemnified Party shall reasonably cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in the defense of any Claim. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in and have its own counsel participate in any action or proceeding for which the Indemnified Party seeks to be indemnified by the Indemnifying Party. Such participation shall be at the Indemnified Party’s expense, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party’s obligations under Section 8.1 or 8.2, as the case may be, shall not apply to the extent of the Indemnified Party’s failure to take reasonable action to mitigate any Losses. The Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment with respect to, any Claim, without the prior written consent of the Indemnified Party, which will not be unreasonably withheld or delayed.

8.4 Insurance. Shionogi shall, at its own expense, procure and maintain during the Term and for a period of five (5) years thereafter, insurance policy/policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated. Such insurance shall not be construed to create a limit of Shionogi’s liability with respect to its indemnification obligations under this Article 8. Shionogi shall provide Amylin with written evidence of such insurance upon request. Shionogi shall provide Amylin with prompt written notice of cancellation, non-renewal or material change in such insurance or self-insurance which could materially adversely affect the rights of Amylin hereunder and shall use Commercially Reasonable Efforts to provide such notice at least thirty (30) days prior to any such cancellation, non-renewal or material change Shionogi’s insurance hereunder shall be primary with respect to the obligations for which Shionogi is liable hereunder and Amylin’s insurance shall be non-contributing with respect to the obligations for which Amylin is to be indemnified by Shionogi hereunder. Amylin’s insurance hereunder shall be primary with respect to the obligations for which Amylin is liable hereunder and Shionogi’s insurance shall be non-contributing with respect to the obligations for which Shionogi is to be indemnified by Amylin hereunder.

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ARTICLE 9

CONFIDENTIALITY

9.1 Treatment of Confidential Information. The Parties agree that during the term, and for a period of five (5) years after this Agreement expires or terminates, a Party receiving Confidential Information of the other Party shall (i) maintain in confidence such Confidential Information; (ii) not disclose such Confidential Information to any Third Party without prior written consent of the disclosing Party, except as otherwise permitted in this Article 9; and (iii) not use such Confidential Information for any purpose other than the performance of or exercise of its rights under this Agreement.

9.2 Authorized Disclosure.

(a) If, based upon the advice of legal counsel skilled in the subject matter, a Party is required to disclose specific Confidential Information of the other Party to comply with an applicable law, regulation, legal process, or order of a government authority or court of competent jurisdiction, the Party may disclose such Confidential Information only to the entity or person required to receive such disclosure; provided, however, that the Party required to disclose such Confidential Information shall (a) to the extent permitted by such law, regulation, process, order or rules, first have given prompt (but in no event less than five (5) business days) advance notice to such other Party to enable it to seek any available exemptions from or limitations on such disclosure requirement and shall reasonably cooperate in such efforts by the other Party, (b) furnish only the portion of the Confidential Information which is legally required to be disclosed; (c) use all reasonable efforts to secure confidential protection of such Confidential Information, and (d) continue to perform its obligations of confidentiality and non-use set out in this Article 9.

(b) Each Party may disclose Confidential Information of the other Party to Regulatory Authorities to the extent such disclosure is reasonably necessary in regulatory filings required for the development and/or commercialization of Licensed Products. In addition, each Party may disclose Confidential Information of the other Party (other than Restricted Manufacturing Information) to the extent such disclosure is reasonably necessary in the following instances: filing or prosecuting patents as permitted by this Agreement; disclosure to The Rockefeller University or to Amgen Inc. to the extent necessary to fulfill obligations under the Rockefeller License or the Amgen Agreement (as applicable), in accordance with this Agreement and the Rockefeller License or Amgen Agreement; and disclosure to Sublicensees and potential Sublicensees, and to licensees or potential licensees of Amylin, and to contractors, employees and consultants, who need to know such information for the development, manufacture and commercialization of Licensed Products, to bankers, lawyers, accountants, agents or other Third Parties in connection with due diligence or similar investigations, and to potential Third Party investors in confidential financing documents; provided that any such Sublicensee, licensee, contractor, employee, consultant, banker, lawyer, accountant, agent or Third Party is bound by obligations of confidentiality and non-use at least as restrictive as those set forth herein. In the case of each disclosure, the Party making such disclosure shall use reasonable efforts to obtain confidential treatment of any such disclosure, and shall not disclose Confidential Information of the other Party other than is reasonably necessary.

9.3 Publicity; Terms of Agreement. The Parties shall treat the existence and material terms of this Agreement as confidential and shall not disclose such information to Third Parties without the prior written consent of the other Party or except as provided in Section 9.3 (treating such information as Confidential Information for purposes of Section 9.3). The Parties

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agree that upon execution of this Agreement or shortly thereafter, either Party may issue a press release, which shall be subject to prior review and approval by the other Party, not to be unreasonably withheld or delayed. Except for such press release or as otherwise required by applicable law or applicable stock exchange requirements, neither Amylin nor Shionogi shall issue or cause the publication of any other press release or public announcement with respect to the transactions contemplated by this Agreement without the express prior approval of the other Party, which approval shall not be unreasonably withheld or delayed; provided that, each of Amylin and Shionogi may make any public statement in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, or issue press releases, so long as any such public statement or press release is not inconsistent with prior public disclosures or public statements approved by the other Party pursuant to this Section 9.4 and which do not reveal non-public information about the other Party. If, in the reasonable opinion of a Party’s legal counsel, a public announcement of the transactions contemplated by the Agreement is required by applicable laws or applicable stock exchange requirements, then, to the extent permissible by law, such Party will provide the other with notice reasonable under the circumstances (but in no event less than ten (10) days prior to disclosure) of such intended announcement and will consult with the other Party with respect to the nature and scope of the required announcement (which shall be limited to the information reasonably required to be disclosed). In addition to the foregoing, with respect to complying with the disclosure requirements of the Securities and Exchange Commission or other regulatory agencies, in connection with any required filing of this Agreement with such agency, the Parties shall consult with one another concerning which terms of this Agreement shall be requested to be redacted in any public disclosure of the Agreement by the agency, and each Party shall seek confidential treatment by the agency in public disclosure of the Agreement by the agency for the definitions of Leptin, Licensed Products and Field of Use, the exhibits, and any dollar amounts set forth herein. If Shionogi required to disclose this Agreement or any terms hereof, Shionogi shall give Amylin reasonable advance notice of such required disclosure and shall address and accommodate all Amylin’s reasonable comments regarding the extent of such disclosure.

9.4 Injunctive Relief. Given the nature of the Confidential Information and the competitive damage that would result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 9. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 9.

ARTICLE 10

TERM AND TERMINATION

10.1 Term. This Agreement shall expire upon the expiration of the last Royalty Term for any Licensed Product with respect to which Shionogi has a license under this Agreement, unless earlier terminated pursuant to this Article 10. Upon expiration of the Royalty Term with respect to a Licensed Product in any country and payment in full of all amounts owed to Amylin

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(and to Amylin’s licensors) hereunder with respect to such Licensed Product in such country, the licenses granted in Sections 2.1 and 2.2 for such Licensed Product in such country shall become non-exclusive, fully paid up and irrevocable, and shall survive any expiration (but not early termination) of this Agreement. Notwithstanding the foregoing, any supply agreement described in Section 3.2 shall expire on its own terms.

10.2 Termination.

(a) Termination for Bankruptcy/Insolvency. A Party may terminate this Agreement on written notice in the event any of the following occurs with respect to the other Party (each, a “Financial Event”): (a) such Party files a petition in bankruptcy or makes a general assignment for the benefit of creditors or otherwise acknowledges in writing insolvency, or is adjudged bankrupt, and such Party (i) fails to assume this Agreement in any such bankruptcy proceeding within [*] after filing or (ii) assumes and assigns this Agreement to a Third Party; (b) such Party goes into or is placed in a process of complete liquidation; (c) a trustee or receiver is appointed for any substantial portion of such Party’s business and such trustee or receiver is not discharged within [*] after appointment; (d) any case or proceeding shall have been commenced or other action taken against such Party in bankruptcy or seeking liquidation, reorganization, dissolution, a winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or similar act or law of any jurisdiction now or hereafter in effect and is not dismissed or converted into a voluntary proceeding governed by clause (a) above within [*] after filing; or (e) there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of such Party and such event shall have continued for a period of [*] and none of the following has occurred: (i) it is dismissed, (ii) it is bonded in a manner reasonably satisfactory to the other Party, or (iii) it is discharged.

(b) Termination for Shionogi Default. Upon any Default by Shionogi under this Agreement, Amylin may notify Shionogi of such Default and require that Shionogi cure such Default, which cure period shall be not shorter than [*] of Amylin’s notice for any Default of a payment obligation, or [*] of Amylin’s notice for any other Default. In the event Shionogi shall not have cured the Default by the end of the applicable cure period, Amylin may terminate this Agreement immediately upon written notice to Shionogi.

(c) Termination for Amylin Default. Upon any Default by Amylin under this Agreement, Shionogi may notify Amylin in writing of such Default and require that Amylin cure such Default within [*] of Shionogi’s notice. In the event Amylin shall not have cured the Default by the end of the cure period, Shionogi may terminate this Agreement immediately upon written notice to Amylin.

(d) Termination by Shionogi. If Shionogi determines that it is not feasible for Shionogi to pursue the development, launch or sale of Licensed Products due to a scientific, technical, regulatory and/or commercial reason, including but not limited to (a) lack of efficacy of the Licensed Products (b) adverse events of the Licensed Products (c) marketability of the Licensed Products or (d) reasons related to Licensed Patent Rights coverage or validity, Shionogi

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shall notify Amylin in writing of such determination and provide Amylin with the pertinent information with respect thereto. Following the receipt of such notice from Shionogi, within [*], the Parties shall discuss the situation in good faith. Following such discussion, Shionogi may terminate this Agreement upon [*] prior written notice.

(e) Other Termination. The following shall be immediate material breaches of this Agreement that Shionogi shall have no right to cure: (a) a Financial Event by Shionogi; or (b) a lawsuit or reexamination or protest proceeding or the equivalent filed by Shionogi, its Affiliate or Sublicensee against Amylin or its Affiliates or Amgen, Inc. or its affiliates seeking a declaratory judgment or determination that any claim(s) of the Licensed Patent Rights is invalid, unenforceable, of narrower scope or otherwise not patentable (a “Procedural Default”). Upon the occurrence of a Financial Event or Procedural Default, Amylin shall have the right to terminate this Agreement at any time upon written notice to Shionogi.

10.3 Effects of Termination.

(a) Upon any termination of this Agreement pursuant to Section 2.6, 10.2(a) (solely by Amylin), 10.2(b), 10.2(d) or 10.2(e):

(i) all licenses and assignments granted hereunder to Shionogi shall terminate and revert exclusively to Amylin, all sublicenses granted by Shionogi under the rights or licenses granted to Shionogi under this Agreement shall terminate, unless and except to the extent that Amylin agrees in writing such sublicenses shall not terminate upon termination of this Agreement but instead shall become direct licenses with Amylin;

(ii) Shionogi (and its Affiliates and Sublicensees) shall immediately cease all development and Commercialization of Licensed Products and return to Amylin all physical manifestations of the Licensed Technology and Amylin Confidential Information;

(iii) Upon such termination, Shionogi agrees to promptly transfer to Amylin (including making such filings as may be required with Regulatory Authorities and other governmental authorities of the Territory to effect such transfer), at Amylin’s request, the following with respect only to the Licensed Products: (x) ownership of all Regulatory Documents and Regulatory Approvals applicable to Licensed Products that are Controlled by Shionogi or its Affiliates (including the Regulatory Documents) at such time; (y) all pre-clinical (including toxicology) and clinical study protocols, data and reports applicable to Licensed Products that are possessed or owned by Shionogi or its Affiliate at such time; and (z) all Amylin-sponsored or investigator-sponsored clinical trial results, and the results of all ongoing clinical trials, and (w) such other information, data, and documents applicable to Licensed Products that are owned by Shionogi or its Affiliate that are reasonably requested by Amylin to permit Amylin and its Affiliates to develop, manufacture and commercialize Licensed Products after the termination date, including but not limited to any documents related to the prosecution, maintenance, defense and enforcement of the Licensed Patent Rights;

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(iv) Effective upon such termination, Shionogi will be deemed to have hereby granted to Amylin and its Affiliates an irrevocable, royalty-free, fully paid-up, non-exclusive, fully transferable, worldwide, perpetual license, with the right to grant sublicenses, under any intellectual property Controlled by Shionogi as of the effective date of such termination (including patents, copyrights, trademarks, trade secrets and know-how) that incorporates, uses or is derived from Licensed Technology solely to make, have made, use, sell, offer to sell or import products containing Leptin;

(v) Upon such termination, at the request of Amylin, Shionogi agrees to negotiate with Amylin in good faith to sell and transfer to Amylin any inventory of Licensed Products. Shionogi further agrees, upon such termination, at the request of Amylin, to negotiate in good faith with Amylin to assign to Amylin any contracts with Third Party manufacturers, suppliers, clinical trial organizations or clinical trial sites related to Licensed Products; and

(vi) Upon such termination, the Parties will cooperate in good faith to establish a transition plan to effectuate the transfers contemplated under this Section 10.3 in a manner that preserves continuity of clinical and commercial supply with respect to any Licensed Products that are being developed and/or commercialized as of the effective date of the termination.

(b) Upon termination of this Agreement by Shionogi under Section 10.2(a) (solely by Shionogi) or 10.2(c), (i) Shionogi shall have the right to retain the licenses and assignments granted by Amylin to Shionogi under this Agreement, and (ii) any and all payments due after the effective date of such termination under this Agreement by Shionogi shall terminate and have no further effect, provided that Shionogi undertakes to continue to pay the royalties to Rockefeller and Amgen, Inc. pursuant to Rockefeller License and Amgen Agreement. For clarity, the forgoing shall not limit Shionogi’s rights to any other remedy with respect to such termination that is available at law or in equity.

(c) Upon termination by Amylin pursuant to Section 2.6 prior to launch of the Licensed Product, Amylin agrees that it shall continue to supply, either directly or indirectly, Shionogi’s lead investigator at Kyoto University with Drug Substance or Drug Product to support his clinical work.

10.4 Survival. The following provisions shall survive any expiration or termination of this Agreement: Articles 1, 6, 8, and 9, and Sections 2.4, 2.5, 2.7, 2.8, 3.5, 3.6, 3.7, 5.8, 5.9, 10.3, 10.4, 11.2, 11.3, 11.4, 11.5, 11.8, 11.10, 11.12, 11.16, 11.18 and 11.20. Termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach or Default of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. The remedies provided in this Article 10 are not exclusive of any other remedies a Party may have in law or equity.

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ARTICLE 11

MISCELLANEOUS

11.1 Entire Agreement; Amendment. This Agreement, including the exhibits, constitutes the entire agreement between the Parties (or their Affiliates) related to the subject matter hereof. All prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings related to the subject matter hereof are superseded by and merged into and extinguished and completely expressed by this Agreement, including the exhibits. No Party shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement, including the exhibits. As of the Effective Date, the Confidential Disclosure Agreement dated May 4, 2006 and amended March 12, 2008, between Amylin and Shionogi (the “Confidentiality Agreement”), is hereby superseded by this Agreement, provided that all Confidential Information (as defined in the Confidentiality Agreement) disclosed thereunder shall be treated as Confidential Information disclosed under, and subject to the terms of, this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

11.2 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes (i) when delivered, if sent by recognized overnight courier or personally delivered, or (ii) upon confirmation of receipt, if sent by facsimile transmission (provided a duplicate hard copy is promptly delivered by one of the other foregoing means), in each case using the mailing addresses of the Parties as set forth below (or such other mailing address of which a Party is notified pursuant to this Section 11.2):

For Shionogi:	Shionogi & Co., Ltd. 1-8, Doshomachi 3-chome Chuo-ku Osaka 541-0045 Japan Facsimile: [*] Attn: General Manager Corporate Planning & Business Development Department

With a copy to:	Shionogi & Co., Ltd. 1-8, Doshomachi 3-chome Chuo-ku Osaka 541-0045 Japan Facsimile: [*] Attn: General Manager, Legal AffairsDepartment

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CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

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For Amylin:	Amylin Pharmaceuticals, Inc. 9360 Towne Centre Drive San Diego, California 92121 Facsimile: (858) 552-2211 Attn: Vice President, Business Development

With a copy to:	Amylin Pharmaceuticals, Inc. 9360 Towne Centre Drive San Diego, California 92121 Facsimile: (858) 552-1936 Attn: General Counsel

11.3 Governing Law; Judicial Resolution. This Agreement shall be governed and construed in accordance with the laws of the State of New York, as applied to agreements executed and performed entirely within the State of New York, without regard to any applicable principles of conflicts of law. Each of the Parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any matter arising out of or relating to this Agreement and the transactions contemplated hereby, if Amylin is a defendant, and submit to the exclusive jurisdiction of the Osaka District Court in Japan for any matter arising out of or relating to this Agreement and the transactions contemplated hereby, if Shionogi is a defendant, and agrees not to commence any litigation relating thereto except in such courts. Each of the Parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Agreement or the transactions contemplated hereby in the said courts and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. Notwithstanding the foregoing, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any patent right shall be submitted exclusively to the competent court having jurisdiction over the disputed patent.

11.4 Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF OBLIGATIONS UNDER ARTICLE 9 OR FRAUD OR COMPARABLE INTENTIONAL MISCONDUCT, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER. The limitations set forth in this Section 11.4 shall not apply with respect to either Party’s indemnification obligations under Sections 8.1 or 8.2 for Third Party Claims.

11.5 Interpretation. Amylin and Shionogi have each participated in negotiations and due diligence and consulted their respective counsel regarding this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

11.6 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other Party, except that a Party may make such an assignment or transfer, by operation of law or otherwise, without the other Party’s consent to its Affiliate(s) or to an entity that acquires all or substantially all of the business of such Party, whether in a merger, consolidation, reorganization, acquisition, sale or otherwise. Notwithstanding the foregoing, Amylin shall have the right to assign its rights to payment pursuant to Article 5 without Shionogi’s consent. This Agreement shall be binding on the successors and permitted assigns of the assigning Party, and the name of a Party appearing herein shall be deemed to include the name(s) of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment or attempted assignment by either Party in violation of the terms of this Section 11.6 shall be null and void and of no legal effect.

11.7 Performance by Affiliates. Each of Amylin and Shionogi acknowledge that obligations under this Agreement may be performed by Affiliates of Amylin and Shionogi. Each of Amylin and Shionogi guarantee performance of this Agreement by its Affiliates, notwithstanding any assignment to Affiliates in accordance with Section 11.6 of this Agreement.

11.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the Parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto shall be enforceable to the fullest extent permitted by law.

11.9 Headings. The heading for each article and section in this Agreement has been inserted for convenience of reference only and is not intended to limit or expand on the meaning of the language contained in the particular article or section.

11.10 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

11.11 Independent Contractors. The relationship between Shionogi and Amylin created by this Agreement is solely that of independent contractors. This Agreement does not create any agency, distributorship, employee-employer, partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever. Each Party shall use its own discretion and shall have complete and authoritative control over its employees and the details of performing its obligations under this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

11.12 Use of Name. No right, express or implied, is granted to Shionogi by this Agreement to use in any manner any Trademark of Amylin or its Affiliates. Shionogi shall not use or allow its representatives to use, any name or Trademark of Amylin or its Affiliates, or the name of any of their employees, or any derivatives thereof, for purposes of any promotion, publicity or advertising without Amylin’s prior written consent, which may be withheld at Amylin’s sole discretion. Shionogi may use Amylin’s name to the extent it is included on labels attached to the vials Amylin fills and labels in accordance with its performance set forth in Section 3.2.

11.13 No Waiver. A Party’s consent to or waiver, express or implied, of the other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of the other Party. A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition. A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

11.14 Fees and Expenses. Regardless of whether or not the transactions contemplated by this Agreement are consummated, each Party shall bear its own fees and expenses incurred in connection with the negotiation and execution of this Agreement.

11.15 No Set-Off. Neither Party shall have any right to set-off any amount owed to such first Party by the other Party or an Affiliate thereof under this Agreement, another agreement or otherwise from any amount owed by such first Party to the other Party hereunder, without the prior written consent of the other Party.

11.16 No Other Rights. The Parties acknowledge and agree that, except as expressly set forth in this Agreement, neither Party grants any rights or licenses to the other Party under this Agreement nor shall either Party have any rights or obligations under this Agreement.

11.17 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and its respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (with the exception of Shionogi Indemnitees and Amylin Indemnitees under Sections 8.1 and 8.2, respectively).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [*] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

11.18 Rules of Construction. The use in this Agreement of the term “including” (or any cognates thereof, such as “include” or “includes”) means “including (or the applicable cognate thereof), without limitation.” The words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole, including the exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections and exhibits mean those sections of this Agreement and the exhibits attached to this Agreement, except where otherwise stated.

11.19 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.20 Precedence. In the event of any conflict between this Agreement and any of the exhibits attached hereto, this Agreement shall control.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

SHIONOGI & CO., LTD.		AMYLIN PHARMACEUTICALS, INC.

By:	/s/ Yasuhiro Mino	By:	/s/ Mark Gergen
Print Name:	Yasuhiro Mino	Print Name:	Mark Gergen
Title:	Director of the Board Senior Executive Officer	Title:	Sr. Vice President, Corporate Development

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EXHIBIT A

PROTEIN SEQUENCE OF LEPTIN

[*]

A-1

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EXHIBIT B

ROCKEFELLER PATENT RIGHTS

Part 1

[See attached list of Rockefeller Patents]

B-1

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Docket Number	Application Number	Title	Country	Application Date	Status	Patent Number	Sub Status	Grant Date	Expiry Date

[*]	[*]	[*]	Japan	[*]	Granted	[*]	Granted	[*]	[*]

[*]	[*]	[*]	Japan	[*]	Granted	[*]	Granted	[*]	[*]

[*]	[*]	[*]	Japan	[*]	Granted	[*]	Granted	[*]	[*]

[*]	[*]	[*]	Korea South	[*]	Granted	[*]	Granted	[*]	[*]

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EXHIBIT B

LEPTIN PATENT RIGHTS

Part 2

[See attached list of Leptin Patent Rights]

B-1

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Docket Number	Application Number	Title	Country	Application Date	Status	Patent Number	Sub Status	Grant Date	Expiry Date

[*]	[*]	[*]	Japan	[*]	Filed		Pending		[*]

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EXHIBIT C

AMGEN AGREEMENT

C-1